AMENDMENT 1 TO THE
COLLABORATION AGREEMENT

This AMENDMENT 1 (the “Amendment”) to that certain Collaboration Agreement, dated as of January 11, 2021, by and between Joby Aero, Inc., a Delaware corporation located at 340 Woodpecker Ridge, Santa Cruz, CA 95060 (“Joby”), and Uber Technologies, Inc., a Delaware corporation located at 1515 3rd St., San Francisco, CA 94518 (“Uber”), (the “Agreement”), is entered into as of September 1, 2022, by and among the Joby and Uber (each a “Party”, and jointly the “Parties”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.
1.Amendment to the Recitals.
a.Uber hereby adds as additional parties to the agreement the following of its Affiliates: Uber B.V. and Uber London Limited, together with Uber, “Uber”.
b.Joby hereby updates its address to the following: 2155 Delaware Ave., Suite 225, Santa Cruz, CA 95060

2.Amendment to Section 1 (“Definitions”) of the Agreement. Section 1.31 of the Agreement is hereby amended and restated to read in its entirety as follows:
“Territory” means globally, with the United States of America and [*****] expected to receive highest priority during the Term of this Agreement.
3.Amendment to Section 1 (“Definitions”) of the Agreement. Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:
“Affiliate” means, with respect to Joby or Uber, any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person, in each case from time to time. The term “control” (including its correlative meanings “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). “Controlled Affiliate” means any Person that is directly or indirectly controlled by a party or another Person. Uber’s Affiliates may include, but are not limited to, Uber BV, Uber MENA BV, Uber London Limited,, UT LLC, and Uber do Brasil Tecnologia Ltda.
4.Amendment to Section 2.1 (“Scope”) of the Agreement. Section 2.1 of the Agreement is hereby amended and restated to read in its entirety as follows:
“Uber and Joby will collaborate on the commercial deployment of Joby eVTOLs to provide eVTOL Air Mobility Services, including via the Uber Apps and the Uber Services (including the Uber App Integration), as well as deploying Uber Services via the Joby Apps (including the Joby App Integration) in the Territory in which Joby makes available Publicly Available Supply in accordance with the terms and conditions set forth in this Agreement (the “Collaboration”). In
[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

jurisdictions where Joby eVTOL Air Mobility Services or Uber Services are provided indirectly through partnership or joint venture (e.g. the UT joint venture in South Korea), the Parties will endeavor in good faith, to the extent and in conformity with an arms-length transaction, (i) to present Joby’s relevant technology implementation (e.g., offboard software technology implementation) to such a partnership or joint venture which would include the integration with Uber as a default feature; (ii) to support the partnership or joint venture in entering into an agreement in the same spirit, form and substance as this Agreement, including ensuring that the partnership or joint venture agreement does not prohibit any party to the agreement from entering into a commercial relationship with either Party, and (iii) support the execution of such agreement by the partnership or joint venture, in each case provided that the additional party or parties forming the partnership or joint venture are reasonably acceptable to Joby or Uber, as applicable. Notwithstanding the foregoing sentence, the Parties acknowledge and agree that the sharing of Uber data as contemplated under Section 7 of this Agreement will be limited to Joby and will not form a part of the aforementioned agreement with the relevant partnership or joint venture. Joby does not currently provide, and this Collaboration does not include, [*****]. If Joby decides to provide [*****], Joby will notify Uber, and the parties will engage in good faith discussions to explore opportunities for the parties to potentially collaborate on [*****]. However, neither party is required to reach agreement for such collaboration.”

5.Amendment to Section 3.1(a) (“Uber App Integration.”) of the Agreement. Section 3.1(a) of the Agreement is hereby amended and restated to read in its entirety as follows:
(a) Uber will integrate access to and ordering capability for Joby eVTOL Air Mobility Services into the Uber Apps in all markets in the Territory in which Joby operates Publicly Available Supply (the integrated offering through the Uber Apps, the “Uber App Integration”). Joby will provide Uber with written notice at least [*****] in advance of Joby’s intended launch date of its initial Publicly Available Supply in the Territory (the “Proposed Commercial Launch Date,” and the actual date of such launch, the “Commercial Launch Date”). The parties will work in good faith and use commercially reasonable efforts to complete all work necessary to launch the Uber App Integration prior to or simultaneously with the Commercial Launch Date. Further, the parties will work in good faith and use commercially reasonable efforts to complete all work necessary to launch the Uber App Integration prior to or simultaneously with Joby’s launch of its initial Publicly Available Supply in each market in the Territory. For Joby, such good faith efforts will include [*****]. Technical specifications will be agreed upon in advance by the parties in accordance with Section 3.3. In the event the parties disagree about which applications of Uber are relevant and appropriate for the Integrations, they will follow the dispute resolution process in accordance with Section 14.2. Notwithstanding the foregoing, the parties acknowledge and agree that the parties intend for the Uber App Integration to include Uber’s primary rider-facing ridesharing application in each applicable Territory.
6.Amendment to Section 3.2 (“Joby App Integration.”) of the Agreement. Section 3.2 of the Agreement is hereby amended and restated to read in its entirety as follows:
Joby will integrate access to and ordering capability for the Uber Services into the Joby Apps in all markets in the Territory in which Joby operates Publicly Available Supply to facilitate the
[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

provision of ground-based mobility and logistics services connecting to the Joby eVTOL Air Mobility Services (the integrated offering through the Joby Apps, the “Joby App Integration”). The parties will work together in good faith and use commercially reasonable efforts to complete all work necessary to launch the Joby App Integration prior to or simultaneously with the Commercial Launch Date. Further, the parties will work together in good faith and use commercially reasonable efforts to complete all work necessary to launch the Joby App Integration prior to or simultaneously with Joby’s launch of its initial Publicly Available Supply in each market in the Territory. For Uber, such good faith efforts will include [*****]. In the event the parties disagree about which applications of Joby are relevant and appropriate for the Integrations, they will follow the dispute resolution process in accordance with Section 14.2. Notwithstanding the foregoing, the parties acknowledge and agree that the parties intend for the Joby App Integration to include Joby’s primary customer-facing ridesharing application in each applicable Territory.

7.Amendment to Section 14.3 (“Notices”) of the Agreement. Joby’s address for Notices is hereby updated to the following:
Joby Aero, Inc.
Attn: Legal Department
2155 Delaware Ave., Suite 225
Santa Cruz, CA 95050
8.Continued Validity of Agreement. Except as specifically amended hereby, the Agreement shall remain in full force and effect as originally constituted.
9.Execution. Any signature page delivered electronically (whether by PDF, any electronic signature complying with the US federal ESIGN Act of 2000 (e.g., www.docusign.com) or otherwise) or by facsimile shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.

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[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

___________________________
JOBY AERO, INC.

    /s/ Justin Lang
Signature
 Justin Lang
Print Name
 Head of Partnerships & Strategy
Title

SIGNED for and on behalf of
UBER TECHNOLOGIES, INC.

    /s/ Jennifer Vescio
Signature
 Jennifer Vescio
Print Name
 Chief Business Development Officer
Title

Name: _________________________

SIGNED for and on behalf of
UBER B.V.
    /s/ Sebastien Dupont
Signature
 Sebastien Dupont
Print Name
 Director
Title

SIGNED for and on behalf of
Uber London Limited

    /s/ Andrew Brem
Signature
 Andrew Brem
Print Name
 Andrew Brem
Title